Accrued Liabilities - Accrued Liabilities (Detail) (USD $) In Millions, unless otherwise specified	Mar. 31, 2013	Dec. 31, 2012	Dec. 31, 2012 Successor	Dec. 31, 2011 Successor
Unfavorable sales contracts	$ 59	$ 64	$ 64
Taxes other than income taxes	50	58	58	5
Employee-related costs and benefits	42	45	45	27
Interest	8	22	22	1
Sales rebates	13	13	13	8
Other	6	7	7	5
Total	$ 178	$ 209	$ 209	$ 46